    As filed with the Securities and Exchange Commission on July 11, 1997
                                              Registration No. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                              -------------------

                            U.S. HOMECARE CORPORATION
             (Exact name of registrant as specified in its charter)

          NEW YORK                                          13-2853680
(State or other jurisdiction                   (IRS Employer Identification No.)
of incorporation or organization)

              TWO HARTFORD SQUARE WEST, HARTFORD CONNECTICUT 06106
               (Address of principal executive offices) (Zip code)

                              -------------------

                1995 STOCK OPTION/STOCK ISSUANCE PLAN, AS AMENDED
                            (Full title of the Plan)

                              -------------------

                                 JAY C. HUFFARD
          PRESIDENT AND CHIEF EXECUTIVE OFFICER, CHAIRMAN AND DIRECTOR
                            U.S. HOMECARE CORPORATION
              TWO HARTFORD SQUARE WEST, HARTFORD CONNECTICUT 06106
                     (Name and address of agent for service)
                                 (860) 278-7242
          (Telephone number, including area code, of agent for service)

                              -------------------

                                CALCULATION OF REGISTRATION FEE
===============================================================================================
                                                 Proposed            Proposed
   Title of                                       Maximum            Maximum
  Securities                Amount               Offering            Aggregate      Amount of
     to be                  to be                  Price             Offering      Registration
  Registered              Registered(1)          per Share(2)         Price(2)         Fee
  ----------              ----------             ---------            -----            ---
Options to purchase         2,550,000               N/A                 N/A            N/A
Common Stock

Common Stock,
$0.01 par value         2,550,000 shares          $1.1875            $3,028,125      $917.61
===============================================================================================


(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the 1995 Stock Option/Stock Issuance Plan, as amended by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the outstanding shares of Common Stock of U.S. HomeCare Corporation.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the average of the bid and asked prices per share of Common Stock of U.S. HomeCare Corporation on July 9, 1997 as reported on the OTC Bulletin Board.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



Item 3.  Incorporation of Documents by Reference

         U.S. HomeCare Corporation (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "SEC"):

         (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, filed with the SEC on March 31, 1997;

         (b) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997, filed with the SEC on May 2, 1997; and

         (c) The Registrant's Registration Statement No. 0-19240 on Form 8-A, as amended, filed with the SEC on May 29, 1991 pursuant to Section 12 of the Securities and Exchange Act of 1934, as amended, (the "1934 Act") in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

         All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities

         Not applicable.


Item 5.  Interests of Named Experts and Counsel

         Not applicable.


Item 6.  Indemnification of Directors and Officers

         Reference is made to Article IX of the Registrant's Restated Certificate of Incorporation filed as Exhibit 3(a) to the Registrant's Registration Statement No. 33-40288 on Form S-1, Article VI of the Registrant's Bylaws filed as Exhibit 3(b) to the Registrant's Registration Statement No. 33-40288 on Form S-1 and Sections 720 through 726 of the New York Business Corporation Law.

Item 7.  Exemption from Registration Claimed

         Not applicable.

Item 8.  Exhibits

 Exhibit Number   Exhibit

      4 Instruments Defining the Rights of Stockholders. Reference is made to the Registrant's Registration Statement No. 0-19240 on Form 8-A which is incorporated herein by reference pursuant to
                  Item 3(c) of this Registration Statement.

      5           Opinion and Consent of Brobeck, Phleger & Harrison LLP.

     23.1         Consent of Deloitte & Touche LLP, Independent Auditors.

     23.2         Consent of Brobeck, Phleger & Harrison LLP is contained in
                  Exhibit 5.

     24 Power of Attorney. Reference is made to page II-4 of this Registration Statement.

     99.1         1995 Stock Option/Stock Issuance Plan.

     99.2         Form of Notice of Grant of Stock Option.

     99.3         Form of Stock Option Agreement.

     99.4         Addendum to Stock Option Agreement (Limited Stock Appreciation
                  Right).

     99.5         Addendum to Stock Option Agreement (Financial Assistance).

     99.6         Addendum to Stock Option Agreement (Special Tax Elections).

     99.7         Addendum to Stock Option Agreement (Involuntary Termination).

     99.8         Form of Notice of Grant of Non-Employee Director Automatic
                  Stock Option.

     99.9         Form of Automatic Stock Option Agreement.

     99.10        Form of Stock Issuance Agreement.

     99.11        Addendum to Stock Issuance Agreement (Special Tax Elections).

     99.12        Addendum to Stock Issuance Agreement (Involuntary
                  Termination).



Item 9.  Undertakings

                  A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"),
(ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement, and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or
Section 15(d) of the 1934 Act that are incorporated by reference into the Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 1995 Stock Option/Stock Issuance Plan.

                  B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnity provisions incorporated by reference in
Item 6 above, or otherwise, the Registrant has been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act, and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on this 10th day of July, 1997.


                                U.S. HOMECARE CORPORATION


                                By: /s/ Jay C. Huffard
                                    -----------------------------------
                                    Jay C. Huffard
                                    President, Chief Executive Officer,
                                    Chairman and Director



                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  That the undersigned officers and directors of U.S. HomeCare Corporation, a New York corporation, do hereby constitute and appoint Jay C. Huffard and Clifford G. Johnson, and each of them, the lawful attorneys and agents, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

                  IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                            Title                                     Date
---------                                            -----                                     ----
/s/ Jay C. Huffard
---------------------------                          President, Chief                       July 10, 1997
Jay C. Huffard                                       Executive Officer,
                                                     Chairman and Director
                                                     (Principal Executive Officer)
/s/ Clifford G. Johnson
---------------------------                          Vice President, Finance and            July 10, 1997
Clifford G. Johnson                                  Administrator, Chief Financial Officer
                                                     (Principal Financial and Accounting
                                                     Officer)



----------------------------                         Director                               July 10, 1997
Hadley C. Ford




----------------------------                         Director                               July 10, 1997
John R. Gunn



/s/ W. Wallace McDowell, Jr.
----------------------------                         Director                               July 10, 1997
W. Wallace McDowell, Jr.



/s/ Shawkat Raslan
----------------------------                         Director                               July 10, 1997
Shawkat Raslan



/s/ Susan S. Robfogel
--------------------------                           Director                               July 10, 1997
Susan S. Robfogel

                                  EXHIBIT INDEX




Exhibit Number        Exhibit

     4 Instruments Defining the Rights of Stockholders. Reference is made to the Registrant's Registration Statement No. 0-19240 on Form 8-A which is incorporated herein by reference pursuant to Item 3(c) of this Registration Statement.

     5                Opinion and Consent of Brobeck, Phleger & Harrison LLP.

    23.1              Consent of Deloitte & Touche LLP, Independent Auditors.

    23.2              Consent of Brobeck, Phleger & Harrison LLP is contained in
                      Exhibit 5.

    24 Power of Attorney. Reference is made to page II-4 of this Registration Statement.

    99.1              1995 Stock Option/Stock Issuance Plan.

    99.2              Form of Notice of Grant of Stock Option.

    99.3              Form of Stock Option Agreement.

    99.4              Addendum to Stock Option Agreement (Limited Stock
                      Appreciation Right).

    99.5              Addendum to Stock Option Agreement (Financial Assistance).

    99.6              Addendum to Stock Option Agreement (Special Tax
                      Elections).

    99.7              Addendum to Stock Option Agreement (Involuntary
                      Termination).

    99.8              Form of Notice of Grant of Non-Employee Director Automatic
                      Stock Option.

    99.9              Form of Automatic Stock Option Agreement.

    99.10             Form of Stock Issuance Agreement.

    99.11             Addendum to Stock Issuance Agreement (Special Tax
                      Elections).

    99.12             Addendum to Stock Issuance Agreement (Involuntary
                      Termination).